Exhibit 99.1

AmeriCredit Automobile Receivables Trust 2005-A-X

Class A-1 2.73% Asset Backed Notes

Class A-2 3.22% Asset Backed Notes

Class A-3 3.63% Asset Backed Notes

Class A-4 3.93% Asset Backed Notes

Preliminary Servicer’s Certificate

This Servicer’s Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile Receivables Trust
2005-A-X, as Issuer,  AmeriCredit Financial Services,  Inc., as Servicer,  AFS SENSUB Corp., as Seller, and Wells Fargo, N.A., as the Backup Servicer and Trust Collateral Agent, dated as of January 27, 2005. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.

The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date.

Monthly Period Beginning:	06/01/2005					Original
Monthly Period Ending:	06/30/2005	Purchases	Units	Cut-off Date	Closing Date	Pool Balance
Prev. Distribution/Close Date:	06/06/2005	Initial Purchase	58,171	01/28/2005	02/03/2005	$972,973,496
Distribution Date:	07/06/2005	Sub. Purchase #1
Days of Interest for Period:	30	Total	58,171			$972,973,496
Days in Collection Period:	30
Months Seasoned:	5

I.	MONTHLY PERIOD RECEIVABLES PRINCIPAL BALANCE CALCULATION:

{1}	Beginning of period Aggregate Principal Balance				{1}	$878,535,620

{2}	Purchase of Subsequent Receivables				{2}	0

	Monthly Principal Amounts

	{3}	Collections on Receivables outstanding at end of period	{3}	22,532,556
	{4}	Collections on Receivables paid off during period	{4}	14,137,032
	{5}	Receivables becoming Liquidated Receivables during period	{5}	4,385,798
	{6}	Receivables becoming Purchased Receivables during period	{6}	0
	{7}	Other Receivables adjustments	{7}	(675)
	{8}	Less amounts allocable to Interest	{8}	(11,468,535)
	{9}	Total Monthly Principal Amounts			{9}	29,586,176

{10}	End of period Aggregate Principal Balance				{10}	$848,949,444

{11}	Pool Factor ( {10} / Original Pool Balance)				{11}	87.2530904%

II.

MONTHLY PERIOD NOTE BALANCE CALCULATION:

			Class A-1	Class A-2	Class A-3	Class A-4	TOTAL
{12}	Original Note Balance	{12}	$164,000,000	$258,000,000	$277,000,000	$201,000,000	$900,000,000

{13}	Beginning of period Note Balance	{13}	$38,995,850	$258,000,000	$277,000,000	$201,000,000	$774,995,850

{14}	Noteholders’ Principal Distributable Amount	{14}	29,586,176	0	0	0	29,586,176
{15}	Noteholders’ Accelerated Principal Amount from Collection Account	{15}	4,703,425	0	0	0	4,703,425
{16}	Noteholders’ Accelerated Principal Amount from Spread Account	{16}	52,430	0	0	0	52,430
{17}	Note Prepayment Amount	{17}	0	0	0	0	0
{18}	Deficiency Amount	{18}	0	0	0	0	0

{19}	End of period Note Balance	{19}	$4,653,819	$258,000,000	$277,000,000	$201,000,000	$740,653,819

{20}	Note Pool Factors ( {19} / {12} )	{20}	2.8376945%	100.0000000%	100.0000000%	100.0000000%	82.2948688%

III.	RECONCILIATION OF PRE-FUNDING ACCOUNT:
{21}	Beginning of period Pre-Funding Account balance	{21}		$0
{22}	Purchase of Subsequent Receivables	{22}	0
{23}	Investment Earnings	{23}	0
{24}	Investment Earnings Transfer to Collections Account	{24}	0
{25}	Payment of Mandatory Prepayment Amount	{25}	0
{26}	Total Month Activity	{26}		0
{27}	End of period Pre-Funding Account balance	{27}		$0

IV.	OVERCOLLATERALIZATION AMOUNT CALCULATION
{28}	Current Distribution Date Before March 2007?					Yes
{29}	If {28} is Yes, then Overcollateralization Amount 15%						15.00%
{30}	If {28} is No, then refer to the following table	OC Amount	3mo Avg Delinquency Ratio	Cumulative Net Loss Ratio	Default Ratio	3mo Avg Extension Ratio
		N/A
{31}	Overcollateralization Amount per Table if applicable						NA
{32}	Overcollateralization Amount						15.00%

V.	CALCULATION OF PRINCIPAL DISTRIBUTABLE AMOUNT
{33}	Total Monthly Principal Amounts	{33}		$29,586,176
{34}	Required Pro-forma Note Bal (the product of 100%-Overcollateralization Amt {32} and the Aggregate Principal Bal {10})	{34}	721,607,027
{35}	Pro Forma Note Balance ({13} - {9})	{35}	745,409,674
{36}	Step-down Amount ({34} - {35})	{36}		0
{37}	Principal Distributable Amount ({33} - {36})	{37}		$29,586,176

VI.	RECONCILIATION OF CAPITALIZED INTEREST ACCOUNT:
{38}	Beginning of period Capitalized Interest Account balance	{38}		$0
{39}	Monthly Capitalized Interest Amount	{39}	0
{40}	Investment Earnings	{40}	0
{41}	Investment Earnings Transfer to Collections Account	{41}	0
{42}	Payment of Overfunded Capitalized Interest Amount	{42}	0
{43}	Payment of Remaining Capitalized Interest Account	{43}	0
{44}	Total Month Activity	{44}		0
{45}	End of period Capitalized Interest Account balance	{45}		$0

VII.		RECONCILIATION OF COLLECTION ACCOUNT:
Available Funds:
{46}	Collections on Receivables during period (net of Liquidation Proceeds and Fees)							{46}	$36,621,990
{47}	Liquidation Proceeds collected during period							{47}	1,721,339
{48}	Purchase Amounts deposited in Collection Account							{48}	0
{49}	Investment Earnings - Collection Account							{49}	55,532
{50}	Investment Earnings - Transfer From Prefunding Account							{50}	0
{51}	Investment Earnings - Transfer From Capitalized Interest Account							{51}	0
{52}	Collection of Supplemental Servicing - Extension Fees							{52}	47,598
{53}	Collection of Supplemental Servicing - Repo and Recovery Fees Advanced							{53}	114,356
{54}	Collection of Supplemental Servicing - Late Fees							{54}	99,734
{55}	Monthly Capitalized Interest Amount							{55}	0
{56}	Mandatory Note Prepayment Amount							{56}	0
{57}	Total Available Funds							{57}		38,660,549
Distributions:
{58}	Base Servicing Fee - to Servicer							{58}	1,647,254
{59}	Repo and Recovery Fees - reimbursed to Servicer							{59}	114,356
{60}	Bank Service Charges - reimbursed to Servicer							{60}	3,348
{61}	Late Fees - to Servicer							{61}	99,734
{62}	Backup Servicing fees							{62}	3,000
	Noteholders’ Interest Distributable Amount
	Class	Beginning Note Balance	Interest Carryover	Interest Rate	Days	Days Basis	Calculated Interest
{63}	Class A - 1	$38,995,850	0	2.73%	30	Actual days/360	$88,716	{63}	88,716
{64}	Class A - 2	258,000,000	0	3.22%	30	30/360	692,300	{64}	692,300
{65}	Class A - 3	277,000,000	0	3.63%	30	30/360	837,925	{65}	837,925
{66}	Class A - 4	201,000,000	0	3.93%	30	30/360	658,275	{66}	658,275
{67}	Security Insurer Premiums - to XLCA							{67}	226,040
	Noteholders’ Principal Distributable Amount
	Class	Principal Distributable	Principal Carryover	Overcollateral Utilized	Mandatory Note Prepayment		Total Principal
{68}	Class A - 1	29,586,176	0	0	0		$29,586,176	{68}	29,586,176
{69}	Class A - 2	0	0	0	0		0	{69}	0
{70}	Class A - 3	0	0	0	0		0	{70}	0
{71}	Class A - 4	0	0	0	0		0	{71}	0
{72}	Total distributions							{72}		33,957,124
{73}		Excess Available Funds (or Spread Account Claim Amount )						{73}		4,703,425

{74}		Deposit to Spread Account to Increase to Required Level						{74}		0

{75}		Noteholders’ Accelerated Principal Amount from the Collection Account						{75}		4,703,425

{76}		Additional Amounts owed to Insurer not paid in {67} above						{76}		0

{77}		Deposit to Spread Account						{77}		$0

VlII.	CALCULATION OF ACCELERATED PRINCIPAL AMOUNT
{78}	Excess Available Funds for Accelerated Payment {75}	{78}	$4,703,425
{79}	Pro Forma Note Balance ({13} - {9})	{79}	745,409,674
{80}	Required Pro-forma Note Bal (the product of 100%-Overcollateralization Amt {32} and the Aggregate Principal Bal {10})	{80}	721,607,027
{81}	Excess of Pro Forma Balance over Required Balance ({79} - {80})	{81}	23,802,647
{82}	Accelerated Principal Amount (lesser of {78} or {81})	{82}		$4,703,425

IX.	CALCULATION OF ACCELERATED PAYMENT AMOUNT SHORTFALL
{83}	Pro Forma Note Balance ({13} - {9})	{83}	745,409,674
{84}	Required Pro-forma Note Bal (the product of 100%-Overcollateralization Amt {32} and the Aggregate Principal Bal {10})	{84}	721,607,027
{85}	Excess of Pro Forma Balance over Required Balance ({83} - {84})	{85}	23,802,647
{86}	Excess Available Funds Less Amount Sent to Increase Spread to Required Level {73} - {74}	{86}	4,703,425
{87}	Accelerated Payment Amount Shortfall ({85} - {86})	{87}		$19,099,222

X.	RECONCILIATION OF SPREAD ACCOUNT:
			Initial	Sub. Purchase #1			Total
{88}	Initial or Subsequent Spread Account Deposits		$19,459,470	$0			$19,459,470

{89}	Beginning of period Spread Account balance				{89}		$19,459,470

	Additions to Spread Account
	{90}	Deposits from Collections Account ({74} + {77})			{90}	0
	{91}	Investment Earnings			{91}	52,430
	{92}	Deposits Related to Subsequent Receivables Purchases			{92}	0
	{93}	Total Additions			{93}		52,430

{94}	Spread Account balance available for withdrawals				{94}		19,511,900

	Requisite Amount of Spread Account
	{95}	Initial Pool Balance times 2.0%		19,459,470	{95}	19,459,470
	{96}	If Level I Trigger exists then greater of 5.0% of Outstanding Pool Balance and 4.0% of Initial Pool Balance			{96}	0
	{97}	If Level II Trigger exists then 100% of Aggregate Ending Balance (as specified by XLCA)			{97}	0
	{98}	Requisite Amount of Spread Account (If no Level I or Level II Trigger exists, {95})			{98}		19,459,470

	Withdrawals from Spread Account
	{99}	Spread Account Claim Amount			{99}	0
		Accelerated Payment Amount Shortfall	=	19,099,222
	{100}	Noteholders’ Accelerated Principal Amount from the Spread Account			{100}	52,430
	{101}	Cost of maintaining Security Interest not paid by the Servicer			{101}	0
	{102}	To any replacement servicer any accrued and unpaid replacement servicer fees, transition costs or additional compensation			{102}	0
	{103}	Any Amounts owed to the Insurer not paid from the Collection Account			{103}	0
	{104}	Related Series Spread Account Claim Amount			{104}	0
	{105}	Related Series Requisite Amount Shortfall			{105}	0
	{106}	Related Series Accelerated Payment			{106}	0
	{107}	Related Series Insurer Payment Amounts			{107}	0
	{108}	Backup servicer, any amounts payable by the Servicer not paid by the Servicer			{108}	0
	{109}	Remaining Funds - Holder(s) of the Certificates			{109}	0
	{110}	Total withdrawals			{110}		52,430

{111}	End of period Spread Account balance				{111}		19,459,470

XI.	CALCULATION OF OC LEVEL AND OC PERCENTAGE
	{112}	Aggregate Principal Balance	{112}	848,949,444
	{113}	End of period Note Balance	{113}	740,653,819
	{114}	Line {112} less line {113} (During Funding Period amount equal to zero)	{114}	108,295,625
	{115}	OC level {114} / {112}	{115}	12.76%
	{116}	Ending Spread Balance as a percentage of Aggregate Principal Balance ({111} / {112)	{116}	2.29%
	{117}	OC Percentage ({115} + {116})	{117}		15.05%

By:	/s/ Connie Coffey
Name:	Connie Coffey
Title:	Senior Vice President, Treasury Reporting
Date:	July 1, 2005

AmeriCredit Automobile Receivables Trust 2005-A-X

Class A-1 2.73% Asset Backed Notes

Class A-2 3.22% Asset Backed Notes

Class A-3 3.63% Asset Backed Notes

Class A-4 3.93% Asset Backed Notes

Servicer’s Certificate

This Servicer’s Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile Receivables Trust 2005-A-X, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, AFS SENSUB Corp., as Seller, and Wells Fargo, N.A., as the Backup Servicer and Trust Collateral Agent, dated as of January 27, 2005. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.

The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date.

Monthly Period Beginning:	06/01/2005
Monthly Period Ending:	06/30/2005
Prev. Distribution/Close Date:	06/06/2005
Distribution Date:	07/06/2005
Days of Interest for Period:	30
Days in Collection Period:	30
Months Seasoned:	5

II.	MONTHLY PERIOD NOTE BALANCE CALCULATION:		Class A-1	Class A-2	Class A-3	Class A-4	TOTAL
{1}	Original Note Balance	{1}	$164,000,000	$258,000,000	$277,000,000	$201,000,000	$900,000,000

{2}	Preliminary End of period Note Balance	{2}	$4,653,819	$258,000,000	$277,000,000	$201,000,000	$740,653,819

{3}	Deficiency Amount	{3}	0	0	0	0	0

{4}	End of period Note Balance	{4}	$4,653,819	$258,000,000	$277,000,000	$201,000,000	$740,653,819

{5}	Note Pool Factors {4} / {1}	{5}	2.8376945%	100.0000000%	100.0000000%	100.0000000%	82.2948688%

II.	RECONCILIATION OF SPREAD ACCOUNT:

{6}	Preliminary End of period Spread Account balance	{6}	$19,459,470

{7}	Spread Account Claim Amount from preliminary certificate	{7}	0

{8}	End of period Spread Account balance	{8}	$19,459,470

III.	MONTHLY PERIOD AND CUMULATIVE NUMBER OF RECEIVABLES CALCULATION:

			Cumulative	Monthly
{9}	Original Number of Receivables	{9}	58,171
{10}	Beginning of period number of Receivables	{10}	0	54,891
{11}	Number of Subsequent Receivables Purchased	{11}	0	0
{12}	Number of Receivables becoming Liquidated Receivables during period	{12}	659	282
{13}	Number of Receivables becoming Purchased Receivables during period	{13}	0	0
{14}	Number of Receivables paid off during period	{14}	3,837	934
{15}	End of period number of Receivables	{15}	53,675	53,675

IV.	STATISTICAL DATA: (CURRENT AND HISTORICAL)

			Original	Prev. Month	Current
{16}	Weighted Average APR of the Receivables	{16}	16.57%	16.58%	16.58%
{17}	Weighted Average Remaining Term of the Receivables	{17}	62.00	57.88	56.94
{18}	Weighted Average Original Term of Receivables	{18}	64.00	64.00	64.00
{19}	Average Receivable Balance	{19}	$16,726	$16,005	$15,816
{20}	Aggregate Realized Losses	{20}	$0	$2,897,421	$5,561,880

V.	DELINQUENCY:

	Receivables with Scheduled Payment delinquent			Units	Dollars	Percentage
	{21}	31-60 days	{21}	2,281	$35,282,316	4.02%
	{22}	61-90 days	{22}	566	8,354,250	0.95%
	{23}	over 90 days	{23}	204	3,045,254	0.35%
	{24}	Receivables with Scheduled Payment delinquent more than 30 days at end of period	{24}	3,051	$46,681,820	5.32%

VI.	PERFORMANCE TESTS:

Delinquency Ratio
{25}	Receivables with Scheduled Payment delinquent more than 60 days at end of period ({22} + {23})	{25}	$11,399,504
{26}	Beginning of period Principal Balance	{26}	878,535,620
{27}	Delinquency Ratio {25} divided by {26}	{27}		1.30%
{28}	Previous Monthly Period Delinquency Ratio	{28}		1.07%
{29}	Second previous Monthly Period Delinquency Ratio	{29}		0.76%

{30}	Average Delinquency Ratio ({27} + {28} + {29}) / 3	{30}		1.04%

{31}	Compliance (Delinquency Test Failure is a Delinquency Ratio equal to or greater than 4.00% )	{31}		yes

Cumulative Default Rate
{32}	Defaulted Receivables in Current Period	{32}	$6,006,967
{33}	Cumulative Defaulted Receivables from last month	{33}	12,380,532
{34}	Cumulative Defaulted Receivables {32} + {33}	{34}	18,387,499
{35}	Original Pool Balance	{35}	972,973,496
{36}	Cumulative Default Rate {34} divided by {35}	{36}		1.88%

{37}	Compliance (Default Test Failure is a Cumulative Default Rate equal to or greater than 5.82%.)	{37}		yes

Cumulative Net Loss Rate
{38}	Receivables becoming Liquidated Receivables during period	{38}	$4,385,798
{39}	Purchased Receivables with Scheduled Payment delinquent more than 30 days at end of period	{39}
{40}	Liquidation Proceeds collected during period	{40}	(1,721,339)
{41}	Net Losses during period {38} + {39} + {40}	{41}	2,664,459
{42}	Net Losses since Initial Cut-off Date (Beginning of Period)	{42}	2,897,421
{43}	Cumulative Net Loss Rate before 50% of 90 Day Delinquencies ({41} + {42}) / {45}	{43}		0.57%
{44}	50% of Receivables with Scheduled Payment delinquent more than 90 days at end of period	{44}	3,299,218
{45}	Original Aggregate Principal Balance plus Pre-Funded Amount as of the Closing Date	{45}	972,973,496
{46}	Cumulative Net Loss Rate ({41} + {42} + {44}) / {45}	{46}		0.91%

{47}	Compliance (Net Loss Test Failure is a Net Loss Rate equal to or greater than 3.44%.)	{47}		yes

Extension Rate
{48}	Principal Balance of Receivables extended during current period	{48}	$5,783,194
{49}	Beginning of Period Aggregate Principal Balance	{49}	878,535,620
{50}	Extension Rate {48} divided by {49}	{50}		0.66%
{51}	Previous Monthly Extension Rate	{51}		0.12%
{52}	Second previous Monthly Extension Rate	{52}		0.05%

{53}	Average Extension Rate ({50} +{51} +{52}) / 3	{53}		0.27%

{54}	Compliance (Extension Test Failure is an Extension Rate equal to or greater than 4.00%.)	{54}		yes

By:	/s/ Connie Coffey
Name:	Connie Coffey
Title:	Senior Vice President, Treasury Reporting
Date:	July 1, 2005